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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                April 11, 2000
                            -------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                BLACKROCK, INC.
                         ----------------------------
             (Exact name of registrant as specified in its charter)

                       COMMISSION FILE NUMBER: 001-15305
                                               ---------


               DELAWARE                             51-0380803
          -------------------                    ----------------
     (State or other jurisdiction of             (I.R.S. Employer
     incorporation or organization)             Identification No.)

                                345 Park Avenue
                              New York, NY 10154
                            ----------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                (212) 754-5560
                        -------------------------------
              (Registrant's telephone number, including area code)

                        -------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.    OTHER EVENTS

           First Quarter 2000 Financial Results

           On April 11, 2000, BlackRock, Inc. (the "Corporation") reported results of operations for the period ended March 31, 2000. Information regarding the Corporation's results of operations for the period ended March 31, 2000 is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits

           The Exhibit listed on the Exhibit Index on page 4 of this Form 8-K is filed herewith.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BlackRock, Inc.
                                       (Registrant)

Date:  April 17, 2000                  By: /s/ Paul L.  Audet
                                           -----------------------------
                                           Paul L. Audet
                                           Managing Director
                                           Chief Financial Officer


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                                 EXHIBIT INDEX

99.1 Information with respect to the Corporation's results of operations for the period ended March 31, 2000, filed herewith.

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